UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 22, 2004
                                           --------------

                              ADOLPH COORS COMPANY
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             (Exact name of registrant as specified in its chapter)

          Delaware                      1-14829                  84-0178360
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)

                 311 - 10th Street
                 Golden, Colorado                                 80401
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code 303.279.6565
                                                   ------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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                           PART II. OTHER INFORMATION

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 22, 2004, Adolph Coors Company issued a press release setting forth its earnings for the first fiscal quarter of 2004 ended March 28, 2004. A copy of its press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      Pursuant to instruction B.6 of Form 8-K, the information contained in this report shall not be deemed to be "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADOLPH COORS COMPANY
                                           (Registrant)
Date: April 22, 2004

                                           /s/ Ronald A. Tryggestad
                                           ------------------------
                                           (Ronald A. Tryggestad, Controller and
                                           Chief Accounting Officer)

                                  EXHIBIT INDEX
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Exhibit No.       Description
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   99.1           Press release of Adolph Coors Company dated April 22, 2004, reporting Adolph Coors Company financial results for the first fiscal quarter of 2004 ended March 28, 2004.